                                                                     Exhibit 3.9

  MAXIM [ILLEGIBLE] ZAZZARA
       ATTORNEY AT LAW
      8251 SECOND STREET
   DOWNEY, CALIFORNIA 90241
      TELEPHONE 861-9219

                                                         907071
                                                        ENDORSED
                                                          FILED
                                         In the office of the Secretary of State
                                               of the State of California
                                                       DEC 29 1978
                                            MARCH FONG EU, Secretary of State
                                                  Kathleen P. Gutierrez
                                                         Deputy

                            ARTICLES OF INCORPORATION

                                       of

                           CERTIFIED FABRICATORS, INC.

      The undersigned, desiring to form a corporation under the Laws of the State of California, declares:

      FIRST: The name of this corporation is:

                           CERTIFIED FABRICATORS, INC.

      SECOND: The purpose of the corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

      THIRD: The name and address in this state of the corporation's initial agent for service of process is:

            Gary J. Buehler
            2254 Clover Street
            Tustin, California 92680

      FOURTH: The corporation is authorized to issue 250 Shares of capital stock, all of one class, to be designated 'common stock'.

      FIFTH: All of the corporation's issued shares of all classes shall be held of record by not more than eight (8) persons.

      SIXTH: This corporation is a close corporation.

  MAXIM [ILLEGIBLE] ZAZZARA
       ATTORNEY AT LAW
      8251 SECOND STREET
   DOWNEY, CALIFORNIA 90241
      TELEPHONE 861-9219

      IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation this 26 day of December, 1978.


                                        /s/ Gary J. Buehler
                                        ----------------------------------------
                                        Gary J. Buehler

      I, Gary J. Buehler, hereby declare that I am the person who executed the foregoing Articles of Incorporation of Certified Fabricators, Inc. and that said Articles of Incorporation are my own act and deed.

      Executed at Downey, California, this 26 day of December, 1978.


                                        /s/ Gary J. Buehler
                                        ----------------------------------------
                                        Gary J. Buehler

[GRAPHIC OMITTED]                     State                    [GRAPHIC OMITTED]
                                       of
                                   California

                        OFFICE OF THE SECRETARY OF STATE

      I, MARCH FONG EU, Secretary of State of the State of California, hereby certify:

      That the annexed transcript has been compared with the record on file in this office, of which it purports to be a copy, and that same is full, true and correct.

                                          IN WITNESS WHEREOF, I execute
                                            this certificate and affix the Great
                                            Seal of the State of California this

                                                           DEC 6 - 1979
                                                 -------------------------------


[SEAL]                                                         /s/ March Fong Eu

                                                              Secretary of State

================================================================================

  MAXIM [ILLEGIBLE] ZAZZARA
       ATTORNEY AT LAW
      8251 SECOND STREET
   DOWNEY, CALIFORNIA 90241
      TELEPHONE 861-9219

                                                        ENDORSED
                                                          FILED
                                         In the office of the Secretary of State
                                               of the State of California
                                                       NOV 30 1979
                                            MARCH FONG EU, Secretary of State
                                                   By JAMES E. HARRIS
                                                         Deputy

                            CERTIFICATE OF AMENDMENT

                                       of

                            ARTICLES OF INCORPORATION

GARY J. BUEHLER AND JOE H. IVY, JR. certify that:

1. They are the President and Secretary, respectively, of CERTIFIED FABRICATORS, INC., a California Corporation.

2. Article FOURTH of the Articles of Incorporation of this corporation is amended to read as follows:

                  FOURTH: The corporation is authorized to issue 25,000 Shares of capital stock, all of one class, to be designated 'common stock'.

3. The foregoing amendment of Articles of Incorporation has been duly approved by the Board of Directors.

4. The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporations Code. The total number of shares outstanding of the corporation, prior to

  MAXIM [ILLEGIBLE] ZAZZARA
       ATTORNEY AT LAW
      8251 SECOND STREET
   DOWNEY, CALIFORNIA 90241
      TELEPHONE 861-9219


this amendment, is 150 shares. The number of shares voting in favor of the amendment is 150 shares, or 100% of the vote required.


                                        /s/ Gary J. Buehler
                                        ----------------------------------------
                                        Gary J. Buehler, President


                                        /s/ Joe H. Ivy, Jr.
                                        ----------------------------------------
                                        Joe H. Ivy, Jr.

            The undersigned declare under penalty of perjury that the matters set forth in the foregoing certificate are true of their own knowledge.

            Executed at Fullerton, California on Nov. 26th, 1979.


                                        /s/ Gary J. Buehler
                                        ----------------------------------------
                                        Gary J. Buehler, President


                                        /s/ Joe H. Ivy, Jr.
                                        ----------------------------------------
                                        Joe H. Ivy, Jr.

================================================================================

                                                                         A448365

                  [GRAPHIC OMITTED] State
                                      of
                                    California
=================================== SECRETARY OF STATE'S OFFICE ================

                              CORPORATION DIVISION

      I, TONY MILLER, Acting Secretary of State of the State of California, hereby certify:

      That the annexed transcript has been compared with the corporate record on file in this office, of which it purports to be a copy, and that same is full, true and correct.

                                          IN WITNESS WHEREOF, I execute
                                            this certificate and affix the Great
                                            Seal of the State of California this

                                                           JUN 29 1994
                                                  ------------------------------


[SEAL]                                                           /s/ Tony Miller

                                                       Acting Secretary of State

================================================================================

                                                                         A448365

                                                        ENDORSED
                                                          FILED
                                         In the office of the Secretary of State
                                               of the State of California

                                                        JUN 20 1994

                                          TONY MILLER, Acting Secretary of State

                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLE OF INCORPORATION
                                       OF
                           CERTIFIED FABRICATORS, INC.

               ROBERT L. REAGAN and GARY J. BUEHLER certify that:

            1. They are the Vice President and Secretary, respectively, of CERTIFIED FABRICATORS, INC., a California corporation.

            2. Articles Fifth and Sixth of the Articles of Incorporation of said corporation shall be deleted in its entirety.

            3. The foregoing amendment of the Articles of Incorporation has been approved by all of the members of the Board of Directors.

            4. The amendment has been duly approved by the required vote of the shareholders in accordance with Section 902 of the California Corporations Code. The corporation has only one class of shares. Each outstanding share is entitled to one vote. The corporation has 9,305 shares outstanding and the total number of shares entitled to vote with respect to the amendment was 9,305. The number of shares voting in favor of the amendment exceeded the vote required, in that the affirmative vote of a majority of the outstanding shares was required for approval of the amendment and the amendment was approved by the affirmative vote of 9,305 shares or 100 percent.

            We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

            Executed at Buena Park, California, on June 12, 1992.


                                        /s/ Robert L. Reagan
                                        ----------------------------------------
                                        Robert L. Reagan, Vice President


                                        /s/ Gary J. Buehler
                                        ----------------------------------------
                                        Gary J. Buehler, Secretary